PHOENIX GOLD INTERNATIONAL, INC.

                                  GRANT NSO-18

                       NONSTATUTORY STOCK OPTION AGREEMENT


      THIS AGREEMENT is made as of February 15, 2000 between PHOENIX GOLD INTERNATIONAL, INC., an Oregon corporation (the "Company"), and FRANK G. MAGDLEN (the "Optionee").

      Optionee has been granted a nonstatutory stock option to purchase shares of the Company's Common Stock, without par value per share (the "Common Stock"), in the amount indicated below. This option is granted OUTSIDE of the Company's Amended and Restated 1995 Stock Option Plan (the "Plan"). Nonetheless, certain of the terms and conditions of the Plan are incorporated into this Option Agreement by reference.

      NOW, THEREFORE, in consideration of the promises and the mutual covenants contained in this Option Agreement, the parties agree as follows:

      1. GRANT. The Company grants to Optionee, upon the terms and conditions set forth below, the right and option (the "Option") to purchase 1,400 shares of Common Stock at an exercise price of $3.375 per share (the "Exercise Price"). The Option is a Nonstatutory Stock Option and is not intended to qualify as an Incentive Stock Option under Section 422 of the Code.

      2. TERM OF OPTION. Subject to reductions in the term of the Option as provided in this Option Agreement, the Option shall continue in effect until February 14, 2005, and may be exercised during such term only in accordance with the provisions of the Plan and this Option Agreement.

      3. VESTING SCHEDULE. The Option may be exercised, in whole or in part, in accordance with the following schedule: (a) on the first anniversary of the date hereof, one-third of the shares purchasable under the Option may be purchased, in whole or in part, at any time thereafter until the Option expires; and (b) continuing on each of the second and third anniversaries of the date hereof, an additional one-third of the shares purchasable under the Option may be purchased at any time thereafter until the Option expires.

      4.   Exercise of Option.
           -------------------

           A. RIGHT TO EXERCISE. The Option is exercisable during its term in accordance with the vesting schedule set forth above in Section 3 and the applicable provisions of this Option Agreement. In the event that the Optionee's service with the Company terminates during the term of the Option, the exercisability of the Option shall be governed by the applicable provisions of the Plan, as if the Option had been granted under the Plan, and this Option Agreement.

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

           B. METHOD OF EXERCISE. The Option is exercisable by delivery of an exercise notice, which notice shall state the election to exercise the Option, the number of shares of Common Stock in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. In addition, Optionee agrees to execute, as a condition of Option exercise, such agreements respecting the Exercised Shares as the Committee, in its reasonable discretion, determines to be required under the terms of agreements to which the Company is a party or otherwise advisable and in the best interests of the Company. The exercise notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The exercise notice shall be accompanied by payment of the aggregate Exercise Price as to all the Exercised Shares. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed exercise notice accompanied by such aggregate Exercise Price. For income tax purposes the Exercised Shares shall be considered transferred to Optionee on the date the Option is exercised with respect to such Exercised Shares.

           5. CONDITIONS. The obligations of the Company under this Option Agreement shall be subject to the approval of such state or federal authorities or agencies as may have jurisdiction in the matter. The Company will use its best efforts to take such steps as may be required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any national securities exchange on which the Common Stock may then be listed, in connection with the issuance or sale of any shares acquired pursuant to this Option Agreement or the listing of such shares on any such exchange. The Company shall not be obligated to issue or deliver shares of Common Stock under this Option Agreement if, upon advice of its legal counsel, such issuance or delivery would violate state or federal securities laws.

           6. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee:

           (a)  cash; or

           (b)  check; or

           (c) delivery of such documentation as the Committee and Optionee's broker shall require to effect an exercise of the Option and delivery to the Company of the sale or margin loan proceeds required to pay the aggregate Exercise Price of the Exercised Shares; or

           (d) surrender of other shares of Common Stock which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

           7. RESTRICTION ON TRANSFER. The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or, with the consent of the Committee, pursuant to a qualified domestic relations order (a "QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and may be exercised during the lifetime of Optionee only by Optionee or Optionee's guardian or legal representative or Optionee's permitted assignee or transferee pursuant to a QDRO. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and permitted assigns of Optionee.

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

           8. LEGENDS. All certificates representing any of the shares of Common Stock subject to the provisions of this Option Agreement may, in the sole discretion of the Committee, have endorsed thereon the following legends:

                (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                (b) Any legend required to be placed thereon by applicable Blue Sky laws of any state.

                (c) Any legend required to be placed thereon by any applicable shareholder agreement.

           9. EMPLPYMENT; SERVICE. Nothing in the Plan or in this Option Agreement shall (a) confer upon the Optionee any right with respect to employment with the Company or any affiliate of the Company or (ii) interfere in any way with the right of the Company or any affiliate of the Company to terminate the Optionee's employment (or service as a Director, in accordance with applicable corporate law, or service as a Consultant) at any time for any reason, with or without cause.

          10. THE PLAN. Although the Option has been granted outside of the Plan, the parties desire that the Option be subject to the terms and conditions of the Plan as if it had been granted under the Plan.

          11. DEFINITIONS. Any capitalized term in this Option Agreement which is not defined herein and which is defined in the Plan shall have the same definition as in the Plan.

          12. GOVERNING LAW. To the extent that federal laws (such as the Code and the federal securities laws) do not otherwise control, the Plan and this Option Agreement shall be construed in accordance with the laws of the state of Oregon.

          13. HEADINGS. Headings contained in this Option Agreement are for reference purposes and shall not affect the meaning or interpretation of this Option Agreement.

          14. GENERAL. Optionee and the Company agree that the Option is granted under and governed by the terms and conditions of this Option Agreement and governed by the terms and conditions of the Plan as set forth in Section 10. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and Option Agreement.

OPTIONEE:                                  PHOENIX GOLD INTERNATIONAL, INC.


/s/ Frank G. Magdlen                       By:  /s/ Keith  A. Peterson
-------------------------------------         ----------------------------------
 Signature                                      Keith A. Peterson, President


 FRANK G. MAGDLEN                          By:  /s/ Timothy G. Johnson
-------------------------------------         ----------------------------------
 Print Name                                     Timothy G. Johnson, Executive
                                                     Vice President

------------------------------------
 Social Security Number




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


                                CONSENT OF SPOUSE


      The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase shares of Common Stock as set forth in this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement, and further agrees that any joint or community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.




                                                /s/ Sherri Magdlen
                                               ---------------------------------
                                                 Spouse of Optionee



                                                 SHERRI MAGDLEN
                                               ---------------------------------
                                                 Print name



                                                March 25, 2000
                                               ---------------------------------
                                                 Date signed





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